                                                            Exhibit 10.5
                                                               [EXECUTION COPY]



                       AMENDMENT No. 2 TO CREDIT AGREEMENT

                       AMENDMENT No. 1 TO MASTER AGREEMENT

      AMENDMENT, dated as of August 9, 2001, among the following:

            (a) CORNELL COMPANIES, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "COMPANY");

            (b) each of the Subsidiaries of the Company identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (collectively, the "Subsidiary Guarantors" and, together with the Company, the "OBLIGORS");

            (c) each of the lenders that is a signatory hereto identified under the caption "CREDIT AGREEMENT LENDERS" on the signature pages hereto (collectively, the "CREDIT AGREEMENT LENDERS");

            (d) each of the lenders that is a signatory hereto identified under the caption "MASTER AGREEMENT LENDERS" on the signature pages hereto (collectively, the "MASTER AGREEMENT LENDERS");

            (e) ATLANTIC FINANCIAL GROUP, LTD., a Texas limited partnership (the "Lessor" and, together with the Master Agreement Lenders, collectively, the "MASTER AGREEMENT FUNDING PARTIES");

           (f) ING (U.S.) CAPITAL LLC, a Delaware limited liability company, as Administrative Agent under the Master Agreement (in such capacity, the "MASTER AGREEMENT ADMINISTRATIVE AGENT");

           (g) BANK OF AMERICA, N.A., a national banking association, as Syndication Agent under the Master Agreement (in such capacity, the "MASTER AGREEMENT SYNDICATION AGENT");

           (h) SUNTRUST EQUITABLE SECURITIES CORPORATION, a Tennessee corporation, as documentation agent under the Master Agreement (in such capacity, the "MASTER AGREEMENT DOCUMENTATION AGENT"); and

           (i) ING (U.S.) CAPITAL LLC, a Delaware limited liability company, as agent for the Credit Agreement Lenders (in such capacity, the "Credit Agreement Agent").

      The Obligors, the Credit Agreement Lenders and the Credit Agreement Agent are parties to a Fourth Amended and Restated Credit Agreement, dated as of July 21, 2000 (as amended through the date hereof, the "CREDIT AGREEMENT"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Credit Agreement Lenders to the Company. The Obligors, the Master Agreement Lenders, the Lessor, the Master Agreement Administrative Agent, the Master Agreement Syndication Agent and the Master Agreement Documentation Agent are parties to an Amended and Restated Master Agreement dated as of July 21, 2000 (as amended through the date hereof, the "MASTER AGREEMENT"), providing, subject to the terms and conditions thereof, for extensions of credit to made by the Master Agreement Lenders to the Company, and for certain investments to be made by the Lessor. The Obligors, the Lenders and the Agent wish to modify the Credit Agreement and the Master Agreement in certain respects and, accordingly, the parties hereto hereby agree as follows:

      Section 1. DEFINITIONS. Except as otherwise defined in this Amendment, terms defined in the Credit Agreement or the Master Agreement have the respective meanings given to them therein.

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      Section 2. APPROVAL OF MUNICIPAL TRANSACTION. Subject to the satisfaction of the conditions precedent set forth in Section 5 below, as contemplated by clause (ii) of the definition of "Municipal Transaction" in Section 1.01 of the Credit Agreement and by clause (ii) of the definition of "Municipal Transaction" in Appendix A to the Master Agreement, each of the Credit Agreement Lenders and each of the Master Agreement Lenders hereby approves the Municipal Transaction described on Schedule I hereto (the "2001 MUNICIPAL TRANSACTION").

       Section 3. AMENDMENTS TO THE CREDIT AGREEMENT AND THE MASTER AGREEMENT. Subject to the satisfaction of the conditions precedent specified in Section 5 below, but effective as of the date hereof, the Credit Agreement and the Master Agreement shall be amended as follows:

      3.01 PREPAYMENT OF THE 1998 SENIOR NOTES. Each of the Credit Agreement Lenders hereby waives the requirement set forth in Section 2.09(f)(y) of the Credit Agreement that the proceeds of the 2001 Municipal Transaction not be used to repay in full the 1998 Senior Notes during any period during which Letter of Credit Liabilities or Synthetic Lease Loans are outstanding.

      3.02 DEFINITION OF "APPLICABLE MARGIN." The definitions of "Applicable Margin" in Section 1.01 of the Credit Agreement, and in Appendix A to the Master Agreement, shall each be amended by deleting the proviso thereto.

      3.03 DEFINITION OF "EBITDAR." The definitions of "EBITDAR" in Section
1.01 of the Credit Agreement, and in Appendix A to the Master Agreement, shall each be amended by adding the word "plus" at the end of clause (l) thereof, and by adding the following new clauses (m) and (n):

             "(m) rent expense in respect of the Municipal Transaction (determined in accordance with GAAP) for such period, MINUS

             (n) the aggregate amount of cash rent payments made by the Obligors during such period in respect of the Municipal Transaction;"

      3.04 DEFINITION OF "EBITDAR RATIO I." The definitions of "EBITDAR Ratio I" in Section 1.01 of the Credit Agreement, and in Appendix A to the Master Agreement, shall each be amended by inserting the following at the end of clause (a) thereof:

       "MINUS the aggregate credit balance of the Restricted Account on such date,"

      3.05 DEFINITION OF "EBITDAR RATIO II." The definitions of "EBITDAR Ratio II" in Section 1.01 of the Credit Agreement, and in Appendix A to the Master Agreement, shall each be amended by inserting the following at the end of clause (a) thereof:

      "MINUS the aggregate credit balance of the Restricted Account on such date,"

      3.06 DEFINITION OF "FIXED CHARGES RATIO." The definitions of "Fixed Charges Ratio" in Section 1.01 of the Credit Agreement, and in Appendix A to the Master Agreement, shall each be amended in its entirety to read as follows:

             "`FIXED CHARGES RATIO' shall mean, as at any date, the ratio of:

             (a) the sum of the following:



                                      -2-
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                  (i) EBITDAR for the period of 12 consecutive months ending on, or most recently ended prior to, such date, PLUS

                  (ii) the aggregate amount of cash rent payments made by the
            Obligors in respect of the Municipal Transaction during such period (to the extent deducted in determining EBITDAR for such period), MINUS

                  (iii) Capital Expenditures made by the Company and its
            Subsidiaries during such period pursuant to Section 9.15(a) hereof, MINUS

                  (iv) taxes paid in cash during such period (other than any
            Municipal Transaction Taxes paid with proceeds in the Restricted Account), TO

            (b) the sum of (i) Debt Service for such period, PLUS (ii) the aggregate amount of cash rent payments made by the Obligors in respect of the Municipal Transaction during such period."

      3.07 DEFINITION OF "INTEREST EXPENSE." The definition of "Interest Expense in Section 1.01 of the Credit Agreement shall be amended by adding the following clause (e):

            "MINUS (e) the aggregate amount of interest income in respect of the Restricted Account accrued during such period."

      3.08 DEFINITION OF "MUNICIPAL TRANSACTION TAXES." The following new definition of "Municipal Transaction Taxes" shall be added to Section 1.01 of the Credit Agreement in the appropriate alphabetical location:

            "'Municipal Transaction Taxes' shall mean cash income taxes paid by the Company during 2001, in an aggregate amount not to exceed $5,000,000, in respect of gains as a result of the consummation of the 2001 Municipal Transaction."

      3.09 DEFINITION OF "RESTRICTED ACCOUNT." The definition of "Restricted Account" in Section 1.01 of the Credit Agreement shall be amended by deleting the phrase "2.09(g)" and replacing it with the phrase "2.09(f)".

      3.10 PAYMENT OF MUNICIPAL TRANSACTION TAXES FROM THE RESTRICTED ACCOUNT. Section 2.09(f) of the Credit Agreement shall be amended by adding the following new clauses (v) and (w) immediately before clause (x) therein:

                  "(v) Upon request of the Company, amounts in the
            Restricted Account may be released to be used by the Company for working capital purposes, provided that the aggregate amount so released shall not exceed $10,000,000.

                  (w) Upon request of the Company, amounts in the Restricted
            Account may be released for the purpose of paying Municipal Transaction Taxes, so long as at the time of such release no Default shall be continuing."










                                       -3-
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      3.11  EBITDAR RATIO I. The table in Section 9.10 of the Credit
Agreement shall be replaced with the following table:


                            "Period                Ratio
                            -------                -----

                      August 1, 2001 through      2.75 to 1
                      and including June 30,
                      2003

                      July 1, 2003 through and    2.50 to 1
                      including June 30, 2004

                      July 1, 200 4 and all       2.25 to 1"
                      times thereafter


      3.12 EBITDAR RATIO II. Section 9.11 of the Credit Agreement shall be amended in its entirety to read as follows:

            "9.11 EBITDAR Ratio II. The Company will not permit the EBITDAR Ratio II to be exceed 3.25 to 1 at any time ."

      3.13 INTEREST COVERAGE RATIO. The table in Section 9.13 of the Credit Agreement shall be replaced with the following table:


                          "Period                  Ratio
                           ------                  -----

                      August 1, 2001 through      1.70 to 1
                      and including March 31,
                      2003

                      April 1, 2003 through       2.00 to 1
                      and including December
                      31, 2004

                      January 1, 2005 and at      2.50 to 1"
                      all times thereafter


       3.14 FIXED CHARGES RATIO. The table in Section 9.14 of the Credit Agreement shall be replaced with the following table:



                          "Period                  Ratio
                           ------                  -----

                      August 1, 2001 through      1.35 to 1
                      and including September
                      30, 2001

                      October 1, 2001 through     1.13 to 1
                      and including December
                      31, 2001





                                       -4-
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
                      January 1, 2002 through     1.05 to 1
                      and including March 31,
                      2003

                      April 1, 2003 and at all    1.10 to 1"
                      times thereafter


      3.15 CHANGES OF COMMITMENTS.  The Changes of Commitments table in
Section 2.03 of the Credit Agreement shall be deleted in its entirety and the following table is hereby substituted in lieu thereof:


          "Revolving Credit Commitment Reduction      Revolving Credit Commitments Reduced to the
           -------------------------------------      -------------------------------------------
              Date Falling on or Nearest to                        Following Amounts
              -----------------------------                        -----------------


                    July 24, 2002                                    $43,392,857.30

                   October 24, 2002                                  $41,785,714.60

                   January 24, 2003                                  $40,178,571.90

                    April 24, 2003                                   $38,571,429.20

                    July 24, 2003                                    $36,964,286.50

                   October 24, 2003                                  $35,357,143.80

                   January 24, 2004                                  $33,750,001.10

                    April 24, 2004                                   $32,142,858.40

                    July 24, 2004                                    $30,535,715.70

                   October 24, 2004                                  $28,928,573.00

                   January 24, 2005                                  $27,321,430.30

                    April 24, 2005                                   $25,714,287.60"



      3.16 ELIGIBLE ACQUISITIONS/NEW CONTRACTS. The number "$20,000,000" in
Section 7.02(b)(i) (approval of Eligible Acquisitions) of the Credit Agreement and the number $15,000,000 in Section 7.02(c)(ii) (approval for Eligible Contracts) of the Credit Agreement, shall each be replaced with the number "$5,000,000".

      Section 4. REPRESENTATIONS AND WARRANTIES. Each of the Obligors represents and warrants to the Credit Agreement Lenders, the Master Agreement Lenders and the Lessor that the representations and warranties set forth in
Section 8 of the Credit Agreement, and in Section 4.1 of the Master Agreement, are true and complete on the date hereof, as if made on and as of the date hereof (or, if such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), and as if each reference in said Section 8 to "this Agreement" included reference to this Amendment, and as if each reference in said Section 4.1 to "this Master Agreement" included reference to this Amendment.

      Section 5. CONDITIONS PRECEDENT. As provided in Sections 2 and 3 above, approval set forth in said Section 2, and the amendments to the Credit Agreement and the Master Agreement set forth in said Section, shall become effective, as of the date hereof, subject to the satisfaction of the following conditions precedent:





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      5.01 AMENDMENT FEE. Receipt by each Credit Agreement Lender, and each
Master Agreement Lender, of a fee in an amount equal to 1/4 of 1% of the aggregate amount of such Credit Agreement Lender's outstanding Loans, Commitments and Letters of Credit Interest (as those terms are defined in the Credit Agreement), and such Master Agreement Lender's Loans and Commitments (as those terms are defined in the Master Agreement).

      5.02 MUNICIPAL TRANSACTION DOCUMENTATION. The Administrative Agent shall have received copies of the documentation for the 2001 Municipal Transaction, which documentation shall be in form and substance satisfactory to the Administrative Agent. Such documentation shall in any event provide that the aggregate amount of payments that the Company shall be required to make to the SPV as security deposits in connection with the Municipal Transaction shall not exceed 35% of the maximum base rent payable in any remaining year.

      5.03 REDUCTION IN REVOLVING CREDIT COMMITMENTS. The Administrative
Agent shall have received a notice from the Company, given pursuant to Section
2.03 of the Credit Agreement, reducing the aggregate amount of the Revolving Credit Commitments to $45,000,000. In addition, concurrently with the consummation of the 2001 Municipal Transaction, the Revolving Credit Loans, together with accrued interest thereon, shall be paid in full.

      5.04 AMENDMENTS TO 2000 SUBORDINATED NOTES. The Administrative Agent shall have received copies of the Amendments to the 2000 Subordinated Notes Documentation amending the financial covenants therein, in a manner acceptable to the Administrative Agent, to reflect the modifications to the financial covenants in the Credit Agreement provided for in this Amendment.

      Section 6. MISCELLANEOUS. Except as herein provided, the Credit Agreement and the Master Agreement shall remain unchanged and in full force and effect. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                    CORNELL COMPANIES, INC.



                                    By _________________________
                                       Title:



                                    SUBSIDIARY GUARANTORS
                                    ---------------------

                                    CORNELL ABRAXAS GROUP, INC.



                                    By _________________________
                                       Title:



                                    CORNELL COMPANIES, INC.



                                    By_________________________
                                      Title:



                                    CORNELL CORRECTIONS MANAGEMENT,
                                       INC.



                                    By_________________________
                                      Title:



                                    CORNELL CORRECTIONS OF ALASKA,
                                       INC.



                                    By_________________________
                                      Title:



                                    CORNELL CORRECTIONS OF
                                       RHODE ISLAND, INC.



                                    By__________________________
                                      Title:

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                                     THE CORNELL COX GROUP, L.P.

                                     By CORNELL CORRECTIONS OF
                                          NORTH AMERICA, INC.



                                     By_________________________
                                       Title:



                                     CORNELL CORRECTIONS OF
                                       NORTH AMERICA, INC.



                                     By__________________________
                                       Title:



                                     CORNELL CORRECTIONS OF TEXAS, INC.



                                     By__________________________
                                       Title:



                                     CORNELL CORRECTIONS OF CALIFORNIA,
                                       INC.



                                     By___________________________
                                       Title:



                                     INTERNATIONAL SELF-HELP SERVICES,
                                       INC.



                                     By___________________________
                                       Title:



                                     WBP LEASING, INC.



                                     By___________________________
                                       Title:

                                    CORNELL CORRECTIONS OF OKLAHOMA,
                                       INC.



                                    By___________________________
                                       Title:



                                    CREDIT AGREEMENT LENDERS
                                    ------------------------

                                    ING (U.S.) CAPITAL LLC



                                    By _________________________
                                       Title:



                                    BANK OF AMERICA, N.A.



                                    By _________________________
                                       Title:



                                    SUNTRUST BANKS, INC.



                                    By _________________________
                                       Title:



                                    COMERICA BANK



                                    By _________________________
                                       Title:



                                    GUARANTY FEDERAL BANK, F.S.B.



                                    By _________________________
                                       Title:



                                    FIRSTAR BANK, N.A.



                                    By _________________________
                                       Title:

                                    BHF (USA) CAPITAL CORPORATION



                                    By _________________________
                                       Title:



                                    SOUTHTRUST BANK



                                    By _________________________
                                       Title:



                                    FLEET NATIONAL BANK

                                    By _________________________
                                       Title:



                                    MASTER AGREEMENT LENDERS
                                    ------------------------

                                    SUNTRUST BANKS, INC.



                                    By _________________________
                                       Title:



                                    ING (U.S.) CAPITAL LLC



                                    By _________________________
                                       Title:



                                    BANK OF AMERICA, N.A.



                                    By _________________________
                                       Title:



                                    BHF (USA) CAPITAL CORPORATION



                                    By _________________________
                                       Title:

                                    GUARANTY FEDERAL BANK, F.S.B.



                                     By _________________________
                                        Title:



                                     FLEET NATIONAL BANK

                                     By _________________________
                                        Title:



                                     COMERICA BANK



                                     By _________________________
                                        Title:



                                     FIRSTAR BANK, N.A.



                                     By _________________________
                                        Title:



                                     SOUTHTRUST BANK



                                     By _________________________
                                        Title:



                                     LESSOR

                                     ATLANTIC FINANCIAL GROUP, LTD.

                                     By ATLANTIC FINANCIAL MANAGERS, INC.,
                                        its General Partner



                                     By _________________________
                                        Title:

                                    MASTER AGREEMENT SYNDICATION AGENT
                                    ----------------------------------

                                    BANK OF AMERICA, N.A.
                                      as Master Agreement Syndication Agent



                                    By _________________________
                                       Title:




                                    MASTER AGREEMENT DOCUMENTATION AGENT
                                    ------------------------------------

                                    SUN TRUST BANKS, INC.,
                                      as Master Agreement Documentation Agent



                                    By _________________________
                                       Title:




                                    CREDIT AGREEMENT AGENT
                                    ----------------------

                                    ING (U.S.) CAPITAL LLC,
                                      as Credit Agreement Agent



                                    By _________________________
                                       Title:


















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                                                                      SCHEDULE I



                         [Summary of 2001 Municipal Transaction]












































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